EXHIBIT 13.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Registration Statement of Zena Capital Corp., a company organized under the British Columbia Company Act (the "Company") on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Terry Amisano, President/CEO/Director of the Company, certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Terry Amisano

Terry Amisano, President/CEO/Director

Date: June 29, 2004

EXHIBIT 13.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Registration Statement of Zena Capital Corp., a company organized under the British Columbia Company Act (the "Company") on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Roy Brown, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Roy Brown

Roy Brown, Chief Financial Officer

Date: June 29, 2004